UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2026

CareTrust REIT, Inc.
(Exact name of registrant as specified in its charter)

Maryland	001-36181	46-3999490
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

24901 Dana Point Harbor Dr, Suite A200, Dana Point, CA,	92629
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (949) 542-3130

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	CTRE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Sec. 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Sec. 240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act:  ☐

Item 8.01	Other Events

On May 18, 2026, CareTrust REIT, Inc. (the “Company”) and its operating partnership, CTR Partnership, L.P., entered into an underwriting agreement (the “Underwriting Agreement”) with each of Wells Fargo Securities, LLC and J.P. Morgan Securities LLC on behalf of themselves and as representatives of the underwriters named in Schedule I thereto (collectively, the “Underwriters”) and as the forward sellers (together, in such capacity, the “Forward Sellers”) and each of Wells Fargo Bank, National Association and JPMorgan Chase Bank, National Association, as the forward purchasers (together, in such capacity, the “Forward Purchasers”), relating to (i) the offer and sale of 12,500,000 shares (the “Firm Shares”) of common stock, par value $0.01 per share, of the Company (the “Common Stock”), and (ii) the sale of up to an additional 1,875,000 shares of Common Stock (the “Optional Shares” and together with the Firm Shares, the “Shares”), at a price to the Underwriters of $40.225 per share (the “Offering”). The closing of the Offering occurred on May 20, 2026.

In connection with the Offering, on May 18, 2026 the Company entered into separate forward sale agreements (the “Forward Sale Agreements”) with each of Wells Fargo Bank, National Association and JPMorgan Chase Bank, National Association (or their respective affiliates), with respect to the Firm Shares. In connection with the Forward Sale Agreements and any additional forward sale agreements, the Forward Purchasers (or their respective affiliates) are expected to borrow from third parties and to sell to the Underwriters the Shares that will be sold in the Offering. Pursuant to the terms of the Forward Sale Agreements, on May 20, 2026, the Forward Sellers borrowed and sold an aggregate of 12,500,000 shares of Common Stock. The Company intends (subject to the Company’s right to elect cash or net share settlement, subject to certain conditions) to, deliver, upon physical settlement of the Forward Sale Agreements on one or more dates specified by the Company occurring no later than May 20, 2027, the number of shares of Common Stock underlying the Forward Sale Agreements in exchange for a cash payment per share equal to the forward sale price, which will be the public offering price less the underwriting discounts and commissions and subject to certain adjustments as provided in the Forward Sale Agreements. Although the Company expects to settle the Forward Sale Agreements entirely by the physical delivery of shares of Common Stock for cash proceeds, the Company may also elect to cash or net share settle all or a portion of its obligations under the Forward Sale Agreements, in which case it may receive, or it may owe, cash or shares of Common Stock from or to the Forward Purchasers. The Forward Sale Agreements provide for an initial forward sale price of $40.225 per share, subject to certain adjustments pursuant to the terms of the Forward Sale Agreements. The Forward Sale Agreements are subject to early termination or settlement under certain circumstances.

Pursuant to the terms of the Underwriting Agreement, the Underwriters were granted a 30-day option to purchase an additional 1,875,000 shares of Common Stock. Upon the exercise of such option, the Company expects to enter into an additional forward sale agreement with the Forward Purchasers in respect of the Optional Shares. However, a Forward Purchaser (or its affiliate) is not required to borrow and sell such Optional Shares if, after using commercially reasonable efforts, such Forward Purchaser (or its affiliate) is unable to borrow such shares, or if borrowing costs exceed a specified threshold or if certain specified conditions have not been satisfied.  If any Forward Purchaser (or its affiliate) does not deliver and sell all of the Optional Shares to be sold by it to the Underwriters in connection with the exercise of such option, then the Company will issue and sell to the Underwriters a number of shares of Common Stock equal to the number of shares of Common Stock that such Forward Purchaser (or its affiliate) does not deliver and sell, and the number of shares underlying the relevant additional Forward Sale Agreement will be decreased by the number of shares that the Company issues and sells.

The Offering was made pursuant to the Company’s effective automatic shelf registration statement (including prospectus) on Form S-3 (File No. 333-293536), filed by the Company with the Securities and Exchange Commission (the “SEC”) on February 17, 2026 and the prospectus supplement, dated May 18, 2026, filed by the Company with the SEC pursuant to Rule 424(b) under the Securities Act of 1933, as amended.

The foregoing description of the Underwriting Agreement and the Forward Sale Agreements does not purport to be complete and is qualified in its entirety by the full text of the Underwriting Agreement and the Forward Sale Agreements, which are filed as Exhibits 1.1, 1.2, and 1.3 hereto and are incorporated by reference herein.

The Company is also filing, as Exhibit 5.1 to this Current Report on Form 8-K, an opinion of DLA Piper LLP (US) regarding certain matters of Maryland law, including the validity of the Shares issued and sold in the Offering.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
1.1
Underwriting Agreement, dated May 18, 2026, by and among CareTrust REIT, Inc., CTR Partnership, L.P. Wells Fargo Securities, LLC and J.P. Morgan Securities LLC, as Underwriters and Forward Sellers, and Wells Fargo Bank, National Association and JPMorgan Chase Bank, National Association as Forward Purchasers.

1.2	Forward Sale Agreement, dated May 18, 2026, by and among CareTrust REIT, Inc., and Wells Fargo Bank, National Association.
1.3	Forward Sale Agreement, dated May 18, 2026, by and among CareTrust REIT, Inc., and JPMorgan Chase Bank, National Association.
5.1	Opinion of DLA Piper LLP (US).
23.1	Consent of DLA Piper LLP (US) (included in Exhibit 5.1).
104	Cover Page Interactive Data File (embedded within the inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARETRUST REIT, INC.

	By:	/s/ Derek J. Bunker
	Name:	Derek J. Bunker
	Title:	Chief Financial Officer and Treasurer

Date: May 20, 2026